McElhenny Sheffield Managed Risk ETF
Schedule of Investments
January 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 99.8%	Shares	Value
Precious Metals - 15.2%
FT Vest Gold Strategy Target Income ETF	896,718	$24,668,712

U.S. Equity, Biotechnology - 20.5%
State Street SPDR S&P Biotech ETF	265,321	33,098,795

U.S. Equity, Pharmaceuticals - 15.2%
iShares U.S. Pharmaceuticals ETF	283,429	24,567,626

U.S. Equity, Total Market - 9.8%
iShares Core S&P Total U.S. Stock Market ETF	104,697	15,807,153

U.S. Nasdaq, Large Cap Non-Financial - 39.1%
Invesco QQQ Trust Series 1 (a)	101,620	63,194,429
TOTAL EXCHANGE TRADED FUNDS (Cost $156,740,368)		161,336,715

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.3%	Shares	Value
First American Treasury Obligations Fund - Class X, 3.60% (b)	525,567	525,567
TOTAL MONEY MARKET FUNDS (Cost $525,567)		525,567

TOTAL INVESTMENTS - 100.1% (Cost $157,265,935)		161,862,282
Liabilities in Excess of Other Assets - (0.1)%		(112,865)
TOTAL NET ASSETS - 100.0%		$161,749,417

Percentages are stated as a percent of net assets.

The Fund’s security classifications are defined by the Fund Adviser.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

McElhenny Sheffield Managed Risk ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$161,336,715	$–	$–	$161,336,715
Money Market Funds	525,567	–	–	525,567
Total Investments	$161,862,282	$–	$–	$161,862,282

Refer to the Schedule of Investments for further disaggregation of investment categories.